UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Qorvo, Inc.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on August 4, 2020. Meeting Information QORVO, INC. Type: Meeting Annual Meeting For holders as of: June 11, 2020 Date:    August 4,2020                Time:    10:00 a.m. Eastern DaylightTime Location: The offices of Womble Bond Dickinson (US) LLP One Wells Fargo Center, Suite 3500 301 South College Street Charlotte, North Carolina You are receiving this communication because you hold shares in the company named above.    QORVO, INC. C/O BROADRIDGE This is not a ballot. You cannot use this notice to vote these    PO BOX 1342    BRENTWOOD, NY 11717 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important Z77782 information contained in the proxy materials before voting. —See the reverse side of this notice to obtain P42412 proxy materials and voting instructions. D19670—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 21, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Z77782 Vote In Person: Many stockholders’ meetings have attendance requirements. Please check the meeting materials for —any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. P42412 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box—marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. D19671 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES LISTED IN ITEM 1 AND “FOR” ITEMS 2 AND 3. 1. ELECTION OF DIRECTORS    Nominees:    01) Ralph G. Quinsey 06) Roderick D. Nelson 02) Robert A. Bruggeworth 07) Dr. Walden C. Rhines 03) Jeffery R. Gardner 08) Susan L. Spradley 04) John R. Harding 09) Walter H. Wilkinson, Jr. 05) David H. Y. Ho 2. To approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the proxy statement). 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 3, 2021. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. D19672-P42412-Z77782

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